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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 21, 2002
                                                          ---------------



                          Worthington Industries, Inc.
                         -----------------------------
             (Exact name of registrant as specified in its charter)



              Ohio                       1-8399               31-1189815
  ----------------------------      ----------------      -------------------
  (State or other jurisdiction      (Commission File         (IRS Employer
        of incorporation)                Number)          Identification No.)



                  1205 Dearborn Drive, Columbus, Ohio       43085
             -------------------------------------------------------
             (Address of principal executive offices)     (Zip Code)


        Registrant's telephone number, including area code (614) 438-3210
                                                           --------------



                                 Not Applicable
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)










                         Index to Exhibits is on Page 4.


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Item 7.     Financial Statements and Exhibits.
---------------------------------------------

            (a)   None required.

            (b)   None required.

            (c)   Exhibits:

                  Exhibit No.       Description
                  -----------       -----------

                  99.1 Statement Under Oath of Principal Executive Officer of Worthington Industries, Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings

                  99.2 Statement Under Oath of Principal Financial Officer of Worthington Industries, Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings

Item 9.     Regulation FD Disclosure.
------------------------------------

            On August 21, 2002, each of the Principal Executive Officer, John P. McConnell, and Principal Financial Officer, John T. Baldwin, of Worthington Industries, Inc. submitted to the Securities and Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

            A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).


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                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WORTHINGTON INDUSTRIES, INC.



Date:  August 21, 2002        By:      /s/ John T. Baldwin
                                  ----------------------------------------------

                              Printed Name:  John T. Baldwin
                                             -----------------------------------

                              Title: Vice President and Chief Financial Officer
                                     -------------------------------------------



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                                INDEX TO EXHIBITS
                                -----------------


Exhibit Number    Description
--------------    -----------

99.1 Statement Under Oath of Principal Executive Officer of Worthington Industries, Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2 Statement Under Oath of Principal Financial Officer of Worthington Industries, Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings


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